EARNINGS PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Summary of Earnings Per Share, Basic and Diluted
Diluted EPS is calculated by dividing net income attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding adjusted for the effects of potentially dilutive stock-based compensation plans, including the share grant plans and the LTIP, which are calculated using the treasury stock method.

	2024	2023

Net income attributable to common shareholders (millions of dollars)	1,156	1,085

Weighted-average number of shares
Basic	599,342,299	598,986,584
Effect of dilutive stock-based compensation plans	1,318,179	1,539,983
Diluted	600,660,478	600,526,567

EPS
Basic	$1.93	$1.81
Diluted	$1.92	$1.81